Signet Student Loan Trust 1996-A
Statement to Noteholders and Certificateholders
Interest Payment Date:
Reporting Period:

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I.          Deal Parameters

     -----------------------------------------------------------------------------------------------------------------
A    Student Loan Portfolio Characteristics                                        11/1/96                 2/28/97
     -----------------------------------------------------------------------------------------------------------------
     i     Principal Balance                                                    399,468,977.20          385,675,700.92
     ii    Interest to be Capitalized                                             5,121,821.58            3,369,490.18
                                                                       -----------------------------------------------
     iii   Pool Balance                                                         404,590,798.78          389,045,191.10

B    i     Weighted Average Coupon (WAC)                                                8.3280%                 8.3572%
     ii    Weighted Average Remaining Term                                              130.43                  130.35
     iii   Number of Loans                                                             103,208                 100,599
     iv    Number of Borrowers                                                          50,613                  49,664
     -----------------------------------------------------------------------------------------------------------------



     --------------------------------------------------------------------------------------------------------------------------
C    Notes and Certificates                            Spread          Balance         % of Pool        Balance       % of Pool
                                                                      12/27/96                          3/25/97
     --------------------------------------------------------------------------------------------------------------------------
     i     Class A-1 Notes   82668P AA3                 0.09%     $252,000,000.00       58.819%   $  252,000,000.00      58.819%
     ii    Class A-2 Notes   82668P AB1                 0.15%     $161,439,000.00       37.681%   $  161,439,000.00      37.681%
     iii   Certificates      82668P AC9                 0.45%     $ 14,996,000.00        3.500%   $   14,996,000.00       3.500%
     ==========================================================================================================================
     iv    Total Notes and Certificates                           $428,435,000.00      100.000%   $  428,435,000.00     100.000%
     ==========================================================================================================================

D    Reserve Account                                                                12/27/96                         3/25/97
     I     Reserve Account Initial Deposit ($)                                $   6,317,145.00
     ii    Specified Reserve Account Balance ($)                              $   6,317,145.00              $     6,033,050.02
     iii   Current Reserve Account Balance($)                                 $   6,317,145.00              $     6,317,145.00

E    Pre-Funding Account                                                            12/27/96                         3/25/97
     I     Pre-Funding Account Initial Deposit ($)                            $  16,552,201.22
     ii    Current Pre-Funding Account Balance ($)                            $  16,552,201.22              $    12,658,090.22

     ------------------------------------------------------------------------------------------------------------------------------

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II.               Transactions from:                 2/1/97   through         2/28/97

       A    Student Loan Principal Activity
            i     Regular Principal Collections                                         $3,390,492.59
            ii    Principal Collections from Guarantor                                     $55,855.50
            iii   Principal Reimbursements from Seller and/or Servicer                          $0.00
            iv    New Serial Loan Purchases (1)                                                 $0.00
            v     Liquidation Proceeds (principal)                                              $0.00
            vi    Recoveries                                                                    $0.00
            vii   Other System Adjustments                                                      $0.00
                                                                                ---------------------
            viii  Total Principal Collections                                           $3,446,348.09


       B    Student Loan Non-Cash Principal Activity
            i     Capitalized Interest                                                   ($447,372.02)
            ii    Realized Losses                                                               $0.00
            iii   Other Adjustments                                                       ($20,657.90)
                                                                                ---------------------
            iv    Total Non-Cash Principal Activity                                      ($468,029.92)


            -----------------------------------------------------------------------------------------
       C    Total Student Loan Principal Activity                                       $2,978,318.17
            -----------------------------------------------------------------------------------------


       D    Student Loan Interest Activity
            i     Regular Interest Collections                                          $1,543,072.75
            ii    Interest Claims Received from Guarantors                                  $1,267.73
            iii   Interest Reimbursements from Seller and/or Servicer                           $0.00
            iv    Liquidation Proceeds (interest)                                               $0.00
            v     Other Systems Adjustments                                                     $0.00
            vi    Special Allowance Payments                                                    $0.00
            vii   Subsidy Payments                                                              $0.00
                                                                                ---------------------
            viii  Total Interest Collections                                            $1,544,340.48


       E    Student Loan Non-Cash Interest Activity
            i     Interest Accrual Adjustment                                                 $413.40
            ii    Capitalized Interest                                                    $447,372.02
                                                                                ---------------------
            iii   Total Non-Cash Interest Adjustments                                     $447,785.42


            -----------------------------------------------------------------------------------------
       F    Total Student Loan Interest Activity                                        $1,992,125.90
            -----------------------------------------------------------------------------------------

       (1)  No new Serial Loans were purchased during the current Monthly Collection Period.

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
            -----------------------------------------------------------------------------------------------------------------
III.        Collection Account Activity

       A    Principal Collections
            i     Principal Payments Received--Cash                                                             $3,446,348.09
            ii    Cash Forwarded by Administrator on behalf of Seller and/or Servicer                                   $0.00
            iii   Cash from the Pre-Funding Account for new Serial Loan Purchases                                       $0.00
                                                                                                     ------------------------
            iv    Total Principal Collections                                                                   $3,446,348.09

       B    Interest Collections
            i     Interest Payments Received--Cash                                                              $1,544,340.48
            ii    Cash Forwarded by Administrator on behalf of Seller and/or Servicer                                   $0.00
            iv    Cash Forwarded by Eligible Lender for Special Allowance and
                     Subsidy Payments                                                                                   $0.00
                                                                                                     ------------------------
            v     Total Interest Collections                                                                    $1,544,340.48

       C    Capitalized Interest Amount                                                                           $447,372.02

       D    Investment Earnings                                                                                   $160,902.12

       E    TOTAL FUNDS TRANSFERRED TO COLLECTION ACCOUNT                                                       $5,598,962.71

       F    Servicing Fees Due for Current Monthly Collection Period                                              $408,263.06

       G    Unpaid Servicing Fees due from Prior Monthly Collection Periods                                             $0.00

       I    Administration Fees Due for Current Monthly Collection Period                                          $13,064.42

       J    Unpaid Administration Fees Due from Prior Monthly Collection Periods                                        $0.00

            -----------------------------------------------------------------------------------------------------------------
       K    Total Fees Due for Period                                                                             $421,327.47
            -----------------------------------------------------------------------------------------------------------------


            -----------------------------------------------------------------------------------------------------------------

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IV.        Portfolio Characteristics

                           ---------------------------------------------------------------------------------------------------------
                          Weighted Average Coupon        # of Loans                   %                       Principal Amount
------------------------------------------------------------------------------------------------------------------------------------
                              2/28/97    1/31/97     2/28/97     1/31/97     2/28/97     1/31/97          2/28/97          1/31/97
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STATUS:
In School                     8.0286%    8.0281%      3,770       3,648       3.7476%     3.6074%     12,668,380.53    12,172,904.75
Grace                         8.0267%    8.0095%      1,071       1,184       1.0646%     1.1708%      3,428,541.24     3,831,412.95
Repayment
   Current                    8.3852%    8.3822%     63,003      63,460      62.6279%    62.7540%    244,461,943.03   246,518,781.28
   31-60 Days                 8.3613%    8.3152%      5,224       7,384       5.1929%     7.3019%     19,570,856.23    27,518,956.82
   61-90 Days                 8.3204%    8.3984%      3,863       2,465       3.8400%     2.4376%     14,279,407.76     9,173,070.96
   91-120 Days                8.4104%    8.4791%      1,349       1,294       1.3410%     1.2796%      4,673,186.49     4,971,904.42
   > 120 Days                 8.4031%    8.3624%      1,878       1,676       1.8668%     1.6574%      6,760,364.49     5,760,248.22
                           ---------------------------------------------------------------------------------------------------------
   Total Repayment            8.3811%    8.3777%     75,395      76,346      74.9461%    75.4967%    290,042,359.21   294,207,945.66

Deferment                     8.3112%    8.3160%     12,380      12,017      12.3063%    11.8833%     44,486,841.01    43,060,454.36
Forbearance                   8.3688%    8.3830%      7,980       7,927       7.9325%     7.8388%     35,049,587.23    35,381,309.67
Claims (1)                    8.3463%    8.3491%         81          70       0.0805%     0.0692%        296,592.91       264,975.66
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                   Totals     8.3572%    8.3567%    100,599     101,125     100.0000%   100.0000%    385,675,700.92   388,654,019.09
------------------------------------------------------------------------------------------------------------------------------------

LOAN TYPE:
Consolidation                 8.6776%    8.6773%      5,728       5,739     5.6939%      5.6752%      99,022,823.22    99,185,689.71
Subsidized Stafford           8.1384%    8.1384%     69,093      69,472     68.6816%    68.6991%     194,678,963.02   196,642,826.92
Unsub Stafford                8.2058%    8.2080%     13,433      13,508     13.3530%    13.3577%      46,178,765.74    46,572,756.97
SLS                           8.7465%    8.7464%      5,901       5,940     5.8659%      5.8739%      21,621,657.90    21,856,405.92
PLS                           8.7483%    8.7484%      6,444       6,466     6.4056%      6.3941%      24,173,491.04    24,396,339.57

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                   Totals     8.3572%    8.3567%    100,599     101,125   100.0000%    100.0000%     385,675,700.92   388,654,019.09
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SCHOOL TYPE:
2-year                        8.2680%    8.2686%      6,985       7,013     6.9434%      6.9350%      17,869,243.83    18,031,041.13
4-year                        8.2396%    8.2403%     73,585      74,009    73.1469%     73.1857%     232,766,982.22   234,975,437.33
Consolidation                 8.6776%    8.6773%      5,728       5,739     5.6939%      5.6752%      99,022,823.22    99,185,689.71
Graduate                      8.2212%    8.2221%      1,394       1,392     1.3857%      1.3765%       6,777,577.00     6,842,640.99
Proprietary/Vocational        8.3232%    8.3178%     10,094      10,142    10.0339%     10.0292%      18,934,556.48    19,184,217.68
Not Identified                8.2426%    8.2438%      2,813       2,830     2.7963%      2.7985%      10,304,518.17    10,434,992.25

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                   Totals     8.3572%    8.3567%    100,599     101,125   100.0000%    100.0000%     385,675,700.92   388,654,019.09
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                         ---------------------------
                                        %
----------------------------------------------------
                               2/28/97       1/31/97
----------------------------------------------------
STATUS:
In School                      3.2847%       3.1321%
Grace                          0.8890%       0.9858%
Repayment
   Current                    63.3854%      63.4289%
   31-60 Days                  5.0744%       7.0806%
   61-90 Days                  3.7024%       2.3602%
   91-120 Days                 1.2117%       1.2793%
   > 120 Days                  1.7529%       1.4821%
                         --------------------------
   Total Repayment            75.2037%      75.6992%

Deferment                     11.5348%      11.0794%
Forbearance                    9.0878%       9.1035%
Claims (1)                     0.0769%       0.0682%
---------------------------------------------------
                   Totals    100.0000%     100.0000%
---------------------------------------------------

LOAN TYPE:
Consolidation                 25.6752%      25.5203%
Subsidized Stafford           50.4774%      50.5959%
Unsub Stafford                11.9735%      11.9831%
SLS                            5.6062%       5.6236%
PLS                            6.2678%       6.2771%

---------------------------------------------------
                   Totals    100.0000%     100.0000%
---------------------------------------------------

SCHOOL TYPE:
2-year                         4.6332%       4.6394%
4-year                        60.3530%      60.4588%
Consolidation                 25.6752%      25.5203%
Graduate                       1.7573%       1.7606%
Proprietary/Vocational         4.9095%       4.9361%
Not Identified                 2.6718%       2.6849%

---------------------------------------------------
                   Totals    100.0000%     100.0000%
---------------------------------------------------
                           (1) Claims Information




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Claim Status               2/28/97                  WAC      # of Loans      % of Loans   Principal Amount   % of Principal
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Claims Pending (2)                                8.3463%         81           0.0805%      296,592.91               0.0769%
Aged Claims Rejected (3)                          0.0000%          0           0.0000%            0.00               0.0000%
---------------------------------------------------------------------------------------------------------------------------
                                        Totals    8.3463%         81           0.0805%      296,592.91               0.0769%
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(2)  Claims filed and unpaid; includes claims rejected aged less than 6 months.
(3)  Claims rejected (subject to cure) aged 6 months or more;  also includes claims deemed incurable pending repurchase.

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
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V.          Interest Calculation

       A    Borrower Interest Accrued During Collection Period                                                   2,225,899.95
       B    Interest Subsidy Payments Accrued During Collection Period                                            $255,838.52
       C    SAP Payments Accrued During Collection Period                                                          $38,917.95
       D    Monthly Rebate Fees Accrued During Collection Period                                                  ($80,253.06)
       E    Investment Earnings                                                                                   $160,902.12
                                                                                                     ------------------------
       F    Net Expected Interest Collections                                                                   $2,601,305.48


       G    Student Loan Rate
            i     Days in Collection Period            2/1/97-2/28/97                                                      28
            ii    Net Expected Interest Collections                                                             $2,601,305.48
            iii   Servicing Fee                                                                                   $408,263.06
            iv    Administration Fee                                                                               $13,064.42
            v     Total Pool Balance at Beginning of the Collection Period                                     391,932,533.59
            vi    Student Loan Rate                                                                                   7.15130%
                                                       Interest Dist.
                                                       Factor (per $1,000)    Accrual Period
                                                       -------------------    --------------
       H    Class A-1 LIBOR Based Interest Rate                                                                       5.46500%
       I    Class A-1 Rate                                  4.250555556       2/25/97-3/24/97                         5.46500%
       J    Class A-2 LIBOR Based Interest Rate                                                                       5.52500%
       K    Class A-2 Rate                                  4.297222233       2/25/97-3/24/97                         5.52500%
       L    Certificate LIBOR Based Interest Rate                                                                     5.82500%
       M    Certificate Rate                                4.530555481       2/25/97-3/24/97                         5.82500%


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
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VI.         Inputs From Previous Servicing Reports                                  2/25/97


       A    Total Student Loan Pool Outstanding
            i     Current Principal Balance                                            388,654,019.09
            ii    Interest to be Capitalized                                             3,278,514.50
                                                                                ---------------------
            iii   Total Student Loan Pool Outstanding                                  391,932,533.59

       B    Total Note and Certificate Factor                                               1.0000000

       C    Total Note and Certificate Balance                                        $428,435,000.00



            ---------------------------------------------------------------------------------------------------------------------
       D    Balance                                  2/25/97             Class A-1              Class A-2            Certificates
            ---------------------------------------------------------------------------------------------------------------------
            i     Current Factor --- 2/25/97                           1.0000000000            1.0000000000          1.0000000000
            ii    Principal Shortfall                                          0.00                    0.00                  0.00
            iii   Expected Balance                                   252,000,000.00          161,439,000.00         14,996,000.00
                                                               ------------------------------------------------------------------
            iv    Balance                                            252,000,000.00          161,439,000.00         14,996,000.00
       E    Interest Shortfall                                                 0.00                    0.00                  0.00
       F    Interest Carryover                                                 0.00                    0.00                  0.00
            ---------------------------------------------------------------------------------------------------------------------


       G    Reserve Account Balance                                $   6,317,145.00
       H    Pre-Funding Account Balance                            $  13,105,462.24
       I    Unpaid Servicing Fees from Prior Month(s)                          0.00
       J    Unpaid Administration fees from Prior Month(s)                     0.00


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
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VII.   Waterfall for Distributions
                                                                                                                Remaining
                                                                                                              Funds Balance
                                                                                                              --------------
       A    Monthly Available Funds remaining from Prior Monthly Collection Periods     $17,960,748.04        $17,960,748.04

       B    Monthly Available Funds for Current Monthly Period                           $5,598,962.71        $23,559,710.75

       C    Draws from Reserve Fund                                                              $0.00        $23,559,710.75

       D    Servicing Fees due for Current Monthly Period and unpaid from Prior Months     $408,263.06        $23,151,447.69

       E    Administration Fees due for Current Monthly Period and unpaid from
            Prior Months                                                                    $13,064.42        $23,138,383.28

       F    Noteholders' Interest Distribution Amount
            i                        Class A-1                                           $1,071,140.00        $22,067,243.28
            ii                       Class A-2                                             $693,739.26        $21,373,504.02
                                                                                      ----------------
            iii                      Total Noteholders' Interest Distribution            $1,764,879.26

       G    Certificateholders' Interest Distribution Amount                                $67,940.21        $21,305,563.81

       H    Monthly Available Funds Remaining                                           $21,305,563.81


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
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VIII.  Distributions

       -------------------------------------------------------------------------------------------------------------
  A    Distribution Amounts                                 Class A-1              Class A-2            Certificates
       i          Monthly Interest Due                   $1,071,140.00             $693,739.26            $67,940.21
       ii         Monthly Interest Paid                  $1,071,140.00             $693,739.26            $67,940.21
                                                      --------------------------------------------------------------
                  Interest Shortfall                             $0.00                   $0.00                 $0.00

       iii        Interest LIBOR Carryover Due                   $0.00                   $0.00                 $0.00
       iv         Interest LIBOR Carryover Paid                  $0.00                   $0.00                 $0.00
                                                      --------------------------------------------------------------
                  Interest LIBOR Carryover                       $0.00                   $0.00                 $0.00

       v          Interest Carryover Shortfall Due               $0.00                   $0.00                 $0.00
       vi         Interest Carryover Shortfall Paid              $0.00                   $0.00                 $0.00
                                                      --------------------------------------------------------------
                  Carryover Shortfall                            $0.00                   $0.00                 $0.00
       -------------------------------------------------------------------------------------------------------------
       vii        Total Distribution Amount              $1,071,140.00             $693,739.26            $67,940.21
       -------------------------------------------------------------------------------------------------------------

  B    Total Interest Distribution                                                      $1,832,819.47
                                                                                ---------------------
  C    Total Cash Distributions-Notes and Certificates                                  $1,832,819.47

       ----------------------------------------------------------------------------------------------
  D    Note & Certificate Balances                            3/25/97               2/25/97
       i          A-1 Note Balance                             $  252,000,000.00      $252,000,000.00
                  A-1 Note Pool Factor                              1.0000000000         1.0000000000

       ii         A-2 Note Balance                                161,439,000.00       161,439,000.00
                  A-2 Note Pool Factor                              1.0000000000         1.0000000000

       iii        Certificate Balance                              14,996,000.00        14,996,000.00
                  Certificate Pool Factor                           1.0000000000         1.0000000000

       ----------------------------------------------------------------------------------------------

  G    Reserve Account Reconciliation
       i          Beginning of Period Balance                                                                   $6,317,145.00
       ii         Draws for payment of:
                     Servicing Fees                                                                                     $0.00
                     Administration Fees                                                                                $0.00
                     Noteholders' Interest Distribution Amount                                                          $0.00
                     Certificateholders' Interest Distribution Amount                                                   $0.00
                     Noteholders' Principal Distribution Amount                                                         $0.00
                     Certificateholders' Principal Distribution Amount                                                  $0.00
                                                                                                     ------------------------
       iii        Total Reserve Account Balance Available                                                       $6,317,145.00
       iv         Specified Reserve Account Balance                                                             $6,033,050.02
       v          Ending Reserve Account Balance                                                                $6,317,145.00

  H    Pre-Funding Account Reconciliation
       i          Beginning of Period Balance                                                              $    13,105,462.24
       ii         Draw for Accrued Interest                                                                       $447,372.02
       iii        Draw for Serial Loan Purchases                                                                        $0.00
                                                                                                     ------------------------
       iv         Current Pre-Funding Account Balance                                                      $    12,658,090.22

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